Presentation to the AGA Financial Forum May 5, 2003

Regarding Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR wishes to caution persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding financial results and capital requirements for fiscal 2003 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. Among the factors that could cause actual results to differ materially from estimates reflected in such forward-looking statements are weather and economic conditions, demographic changes in NJNG's service territory, fluctuations in energy commodity prices, energy conversion activity and other marketing efforts, the conservation efforts of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the continued recoverability of environmental remediation expenditures and other regulatory changes. The Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

2002 - A Year of Achievement

Fiscal 2002 was a very good year for NJR. We were honored and pleased to have received various awards noted above.

You may recall that we began 2002 with NJNG celebrating its 50th anniversary.

2002 was also the year NJR entered the Fortune 1000.

In October NJR celebrated it 20th anniversary as a listed company on the NYSE and our management team was honored to receive Monmouth University’s Distinguished Business Leaders Award.

Most recently, NJR was named as to the Forbes Platinum 400.

Things will never be the same It all starts with integrity Know what you are - more importantly, know what you're not Focus on the fundamentals People make the difference New Priorities Defining our Industry The ultimate test is sustained performance

Commitment to Stakeholders Safe, reliable and affordable service Customer satisfaction Growth Quality Valuing employees Corporate citizenship Superior return
•	Framework for everything we do

•	Theme of Annual Report and Meeting

•	Reflects our core strengths and drives our activities at all levels of the organization

Safe, Reliable & Affordable Service New Customer 10.2 System Integrity 6.2 Other Utility 1.1 Non-Utility 1 Approximately 6,000 miles of pipeline Nearly half a billion dollars invested for system maintenance and expansion without a traditional base rate increase in nearly 10 years About 300 miles of pipe installed annually Winner - AGA Best Practices Routine Leak Repair Estimate for FY 2003: $54.4 million March FYTD:Total: $18.5 million Investing in Our System

NJNG E-TOWN PSE&G SJG Jan. 1993 77.48 74.57 61.8 64.47 Jan. 1994 80.41 79.29 65.83 66.58 Jan. 1995 79.95 75.5 65.83 72.79 Jan. 1996 79.48 71.08 65.83 77.31 Jan. 1997 80.73 78.12 70.83 77.31 Jan. 1998 83.43 80.48 70.75 81.28 Jan. 1999 86.2 83.69 74.65 82.46 Jan. 2000 82.87 80.95 71.89 83.81 Jan. 2001 98.09 100.97 87.83 106.04 Jan. 2002 96.76 97.46 98.34 117.85 Feb. 2002 93.75 97.46 96.49 117.85 Jan. 2003 99.18 107.29 104.43 117.85 Proposed January 2003 bill for for NJNG and E-town. Safe, Reliable & Affordable Service Total Residential Bill $/100 Therms

Recognize PMT Crew in the audience

Commitment to service Story – This past Christmas night, (you may remember that it was cold, snowing and very windy) an electric line fell from the poll onto our line on Whitesville Road in Jackson, a major line feeding Ocean County. The arcing caused the line to rupture. Rather than taking the line off service, which would have caused a major service disruption for thousands of customers in Ocean County, our service crew worked for 72 hours to construct a temporary bypass line around the rupture, thereby avoiding an outage and keeping thousands warm. We asked a few of the members of that service crew to join us here today. (Gary E to supply names)

Customer Satisfaction Best in the Eastern Region NJNG scored particularly well in: Field Service Billing and Payment Study based on more than 9,000 telephone interviews across the U.S. J.D. Power and Associates 2002 Gas Utility Residential Customer Satisfaction Study

SJI NUI CIV GPU/FE PEG NJR 3.22 2.73 2.29 1.81 1.09 0.64 BPU Inquiries per 1,000 Customers NJNG has achieved the best customer satisfaction rate in NJ for ten straight years. Customer Satisfaction Fiscal 2002

Growth - Our Service Area Rapidly growing customer base Primarily residential and small commercial customers One of the nation's fastest-growing local distribution companies

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1998 385 1999 397 2000 410 2001 423 2002 434 2003E 445 Customer Growth NJNG captures 95 percent of new construction Profitable mix of conversion and new customers enhance profitability Almost 1,000 additional customers added natural gas heat to their existing service Customer growth generates approximately $6.6 million of new margin annually
•	Nearly 12,000 annually

•	Expect approximately 3% to continue

•	Managing growth allows us to stay out of rate cases

Growth - Market Potential Independent research firms have reviewed longer-term potential of new construction and conversion markets Demographic, economic and regulatory data confirm expectation of approximate 3 percent annual firm sales growth rate for foreseeable future Potential for growth in uses of other natural gas- fueled equipment

Growth - Wholesale Markets Using Out Expertise to Grow in New Markets Since 1992, off-system sales/capacity management margins have generated over $198 million in savings for customers and $1.17 per share for shareowners 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 3/1/2003 Customer Savings 0 4.4 12.6 15.9 18.3 22.3 21 22.3 22 25 24 12 Shareowner Margin 1.6 1.8 3.5 4 4.6 5.6 5.2 5 4.9 5 5 3 $2 $6 $16 $27 $23 $28 $26 $20 $27 $30 Growth - Wholesale Markets Using Our Expertise to Grow in New Markets $29 $15

Growth - Energy Services Energy Services is a growing contributor of total earnings Early player in energy services Diverse product line Storage and marketing Fuel management Basis and Day Trading Asset backed Wholesale FY 2000 0.11 FY2001 0.15 FY2002 0.24 Mar. 2003 0.41

Use our expertise to create a successful wholesale energy services business

Why is NJRES Different? Strictly natural gas operation - no electric exposure - no California trading Not a speculative trader Manage assets for primarily hedged positions Selected fee-based services Trade around "assets" "Assets" consist of capacity/storage contracts vs. power plants, etc. Physical assets reduce risk Our "assets" require less long-term capital

Risk management guidelines Limited open positions = low VAR (less than $1 million) Provides internal controls Credit procedures in place Daily compliance monitoring by financial department Minimal mark-to-market income (less than 1 percent) Trader compensation not based on sales volumes or revenues Netting agreements potentially reduces credit risk Why is NJRES Different?

Located in Owego, NY 11.9 Bcf high- deliverability storage capacity Connects to Tennessee Gas Pipeline Received full commercial operational authority from FERC in summer 2002 NJRES is the marketing agent for Stagecoach 10-year term - began April 1, 2002 NJRES compensation - Management fees and incentives Stagecoach Storage Summary

New Markets Create New Opportunities Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management 1991 51 1992 52 12 1993 55 21 1994 58 27 20 1995 57 25 38 5 7 1996 64 24 38 9 29 1997 62 45 38 9 67 1998 60 62 43 7 82 1999 61 95 49 8 131 2000 64 96 36 4 120 2001 73 81 8 2 174 2002 62 92 5 0 332 'Mar 03 55 23 4 0 216 Billion Cubic Feet 64 105 164 254 344 51 76 132 336 320 221 NJR has consistently profited from new market opportunities Total Energy Deliveries 491 298

Appliance service contracts Duct cleaning HVAC equipment replacement Plumbing services Service contract enhancements Growth - New Markets

Quality - Improved Productivity The cost of adding a new customer has declined over 23 percent, while O&M productivity has improved by 16 percent since 1992. Primary drivers have been: Balanced marketing strategy Changes in work processes New Customer Cost O&M as a Percent of Margin

Quality - Productivity & Incentives Virtually every employee is a shareowner Incentives paid in cash and stock Bargaining Unit participates in the incentive plan Customers per Employee Margin per Employee

Regulatory Relationships By partnering with our regulators, NJNG has been able to: Avoid filing for base-rate increases Use the competitive energy marketplace to benefit both customers and shareowners Open new markets and offer customers new choices Focus on Governor's new energy policies Incentives for Distributed Generation service class approved Reliability, growth, energy efficiency, environmental and renewal initiatives being developed

Smart Growth State initiative to plan for future growth by limiting sprawl and promoting redevelopment Asbury Park & Long Branch are the 1st communities in service area selected for the program NJNG will invest over $7 million in Asbury Park Plan proposes recovering costs through limited changes to the traditional regulatory treatment of utility infrastructure costs

FY2002 represented the 11th consecutive year of EPS growth Fiscal 2003 off to a good start: 16 percent increase in EPS Weather 12 percent colder-than-normal 35 percent colder than last year 1999 2000 2001 2002 2002 2003 1.67 1.81 1.97 2.12 2.04 2.39 Superior Return September 30, March 31, Earnings Per Share

Our highest level in 18 years Allowed ROE of 11.5 percent Balance from regulated and unregulated wholesale activities 1997 1998 1999 2000 2001 2002 0.139 0.142 0.145 0.148 0.153 0.153 Superior Return Return on Equity

1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 1997 1998 1999 2000 2001 2002 2003 1.07 1.09 1.12 1.15 1.17 1.2 1.24 Eight increases in seven years Lowest payout ratio since 1984 1996 1997 1998 1999 2000 2001 2002 0.75 0.72 0.7 0.67 0.63 0.6 0.57 * Effective January 2, 2003 * Dividends per Share Payout Ratio Superior Return Dividend Rate and Payout Ratio

NJR Capital Structure Common Equity 258919 Preferred 21004 LT Debt 352227 Common Equity 361453 LT Debt 370628 1995 2002 Credit Rating: Moody's A-2 S&P A Superior Return

Share Repurchase & DRP Programs Share Repurchase Program Dividend Reinvestment Plan implemented Shares authorized Shares purchased on open market Total cash investment ($MM) Average investment per share 9/96 7/96 2,000,000 1,560,253 $55.3 $24.72 1,650,000 422,813 $12.8 $20.21 March 31, 2003 Superior Return Since beginning these programs, we have returned over $255 million to shareowners, including dividends

Summary Strong earnings growth prospects Healthy financial profile Demonstrated consistent performance Lowest prices to customers Highest customer satisfaction rating NJR Peer Group Energy Distribution Electric Utilities S&P 500 0.08 0.019 0.018 0.003 -0.033 Annualized 5 Year Total Return

$1,000 invested in 1995 would be worth $     today